Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2026 (the “Report”) of Hercules Capital, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Andrew Olson, the Chief Financial Officer of the Registrant, certify, to the best of my knowledge, that:
1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: October 29, 2026	By:	/s/ Andrew Olson
Andrew Olson
Chief Financial Officer (Principal Financial Officer)